COLONIAL AGGRESSSIVE GROWTH FUND

                               Supplement to Prospectus dated October 27, 1997



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At an adjourned Special Meeting of Shareholders held on July 7, 1998, the Fund's shareholders approved a new management agreement with Stein Roe & Farnham Incorporated (Advisor). The Advisor's address is One South Wacker Drive, Suite 3200, Chicago, IL 60606.

The Fund's Prospectus is amended as follows:

(1) The first paragraph on the cover of the Prospectus is revised as follows:

     Colonial Management Associates, Inc. (Administrator) and your full-service financial adviser want you to understand both the risks and benefits of Mutual Fund investing.

(2) On the front cover of the Prospectus, a new paragraph is added below the Table of Contents as follows:

     The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Fund.

(3) The third paragraph under the caption "How The Fund Is Managed" is revised as follows:

     The Advisor furnishes the Fund with investment management services. For these services the Fund pays the Advisor 0.60% of the Fund's average daily net assets.

(4) Under the caption "How The Fund Is Managed" a new paragraph is added as follows:

     The Administrator provides certain administrative services to the Fund, for which the Fund pays the Administrator a monthly fee at the rate of 0.25% of the Fund's average daily net assets. The Administrator provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the net assets over $50. million.

(5) The eighth paragraph under the caption "How The Fund Is Managed" is revised in its entirety as follows:

     The Advisor places all orders for the purchase and sale of securities for the Fund. In doing so, the Advisor seeks to obtain the best combination of price and execution, which involves a number of judgmental factors. When the Advisor believes that more than one broker-dealer is capable of providing the best combination of price and execution in a particular portfolio transaction, the Advisor often selects a broker-dealer that furnishes it with research products or services.

(6) The ninth paragraph under the caption "How The Fund Is Managed" is deleted.

(7) Mark Stoeckle no longer manages the Fund. The Fund's portfolio managers are William Garrison and Steven Salopek. Mr. Garrison joined the Advisor in 1989. He received his A.B. From Princeton University (1988) and an M.B.A. from the University of Chicago (1995). Mr. Salopek has been a Vice President with the Adviser since February, 1998, and an Analyst with the Advisor since June, 1996. Prior to joining the Advisor, Mr. Salopek was an Analyst with Banc One Investment Advisors from November, 1990 to May, 1996.

(8) A new caption is added after the "How The Fund Is Managed" entitled "Year 2000" as follows:

     The Fund's Advisor, Administrator, Distributor and Transfer Agent (Liberty Companies) are actively coordinating, managing and monitoring Year 2000 readiness for the Fund. A central program office at the Liberty Companies is working within the Liberty Companies and with vendors who provide services, software and systems to the Fund to ensure that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The cost of these modifications will not affect the Fund. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

(9) Under the caption "Telephone Transactions" the first sentence is revised in its entirety and a new second sentence is added as follows:

     All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and to redeem up to $100,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values it shares.

     Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be done by placing a wire order trade through a broker, writing a check against the account for funds allowing check-writing, or furnishing a signature guaranteed request.

(10) Effective July 20, 1998, Liberty Financial Investments, Inc., the Fund's distributor, changed its name to Liberty Funds Distributor, Inc. (Distributor). The new name does not affect the investment management of, or service to, the Fund. The Distributor continues to offer selected investment products managed by subsidiaries of its parent company, Liberty Financial Companies, Inc. (NYSE:L).

(11) Effective October 1, 1998, Colonial Investors Service Center, Inc., the Fund's transfer agent, will change its name to Liberty Funds Services, Inc. The new name will not affect the services to the Fund.

(12) Price Waterhouse LLP, the Fund's independent accountants, changed its name to PricewaterhouseCoopers LLP. The new name will not affect the services to the Fund.


                                     September 15, 1998

                                       COLONIAL AGGRESSIVE GROWTH FUND

         Supplement to Statement of Additional Information Replacing Supplement dated June 22, 1998

At an adjourned Special Meeting of Shareholders held on July 7, 1998, the Fund's shareholders approved a new management agreement with Stein Roe & Farnham
Incorporated (SR&F). SR&F address is One South Wacker Drive, Suite 3200, Chicago, IL 60606.

The Fund's Statement of Additional Information is amended as follows:

The first paragraph under the caption FUND CHARGES AND EXPENSES, is revised as follows:

SR&R furnishes the Fund with investment management services. For these services the Fund pays the Adviser 0.60% of the Fund's average daily net assets. Colonial Management Associates, Inc. (CMA) provides certain administrative services to the Fund, for which the Fund pays CMA a monthly fee at the rate of 0.25% of the Fund's average daily net assets.

The following is added after the last  paragraph  under the caption  PERFORMANCE
MEASURES:

General. From time to time, the Fund may discuss, or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund, including the New ValueTM investment strategy that expands upon the principles of traditional value investing; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar costs averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.





                                                    September 15, 1998